                               FORWARD FUNDS, INC.

                        433 California Street, Suite 1010
                         San Francisco, California 94104
                                 1-800-999-6809

                       Statement of Additional Information

                                dated May 1, 2002

Forward Funds, Inc. (the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers three diversified investment portfolios, The Forward Garzarelli U.S. Equity Fund, The Forward Hansberger International Growth Fund and The Forward Hoover Small Cap Equity Fund, and one non-diversified investment portfolio, The Forward Uniplan Real Estate Investment Fund (collectively, the "Funds"). There is no assurance that any of the Funds will achieve its objective.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Funds may be obtained free of charge by calling the Distributor at 1-800-999-6809.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ORGANIZATION OF FORWARD FUNDS, INC ........................................    3
MANAGEMENT OF THE FUNDS ...................................................    3
INVESTMENT ADVISORY AND OTHER SERVICES ....................................    9
INVESTMENT OBJECTIVES AND POLICIES ........................................   16
INVESTMENT RESTRICTIONS ...................................................   18
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS ................................   19
PORTFOLIO TRANSACTIONS ....................................................   32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   33
DETERMINATION OF SHARE PRICE ..............................................   35
SHAREHOLDER SERVICES AND PRIVILEGES .......................................   36
DISTRIBUTIONS .............................................................   37
TAX CONSIDERATIONS ........................................................   37
CALCULATION OF PERFORMANCE DATA ...........................................   44
GENERAL INFORMATION .......................................................   49
FINANCIAL STATEMENTS ......................................................   51
APPENDIX A

                       ORGANIZATION OF FORWARD FUNDS, INC.

Forward Funds, Inc. is an open-end management investment company, which offers three diversified investment portfolios and one non-diversified investment portfolio. The Company was organized as a Maryland corporation on October 3, 1997.


The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share (fifty million shares are allocated as Institutional Class shares of the Forward Hoover Small Cap Equity Fund). The Board of Directors of the Company has designated the stock into four series - the Forward Garzarelli U.S. Equity Fund, the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund and the Forward Uniplan Real Estate Investment Fund. Each Fund other than the Forward Hoover Small Cap Equity Fund currently offers only one class of shares. The Forward Hoover Small Cap Equity Fund offers a second class of shares called the Institutional shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Funds of the Company have one vote for each Share held, and a proportionate fraction of a vote for each fractional Share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no preemptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently five directors, three of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisers or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:

                          Position(s)    Term of Office
                          -----------    --------------
                           Held with     and Length of
                           ---------     -------------
Name, Address, and Age*      Fund         Time Served**         Principal Occupation(s) During Past Five Years
----------------------       ----         -----------          ----------------------------------------------
 Haig G. Mardikian        Director         Since 1998      Owner of Haig G. Mardikian Enterprises, a real estate
 Age: 54                                                   investment business (1971-present); a general partner of
                                                           M&B Development, a real estate investment business
                                                           (1982-present); General partner of George M. Mardikian
                                                           Enterprises, a real estate investment business
                                                           (1983-present); President and Director of Adiuvana-Invest,
                                                           Inc., a real estate investment business (1989-present).
                                                           Mr. Mardikian has served as Managing Director of the
                                                           United Broadcasting Company, radio broadcasting
                                                           (1983-2001); Chairman and Director of SIFE Trust Fund
                                                           (1977-2002) and Trustee of Trinity College
                                                           (1998-present).

Leo T. McCarthy           Director         Since 1998      President, The Daniel Group, an investment partnership
Age: 71                                                    (January 1995-present); Trustee, Jesuit School of Theology
                                                           (March 2001 - present) and Director, Accela, Inc., a
                                                           software company (March 1998-present).


Donald O'Connor           Director         Since 2000      Retired Vice President of Operations, Investment Company
Age: 65                                                    Institute ("ICI"), a mutual fund trade association
                                                           (1975-1993); Executive Vice President and Chief Operating
                                                           Officer, ICI Mutual Insurance Company, an insurance
                                                           company (1987-1997); Branch Chief of Market Surveillance,
                                                           Securities and Exchange Commission (1964-1968).

                              Number of Funds
                              ---------------
                              in Fund Complex      Other Directorships Held by
                              ---------------      ---------------------------
                                Overseen by                Director***
                                -----------                -----------
Name, Address, and Age*          Director
-----------------------          --------
Haig G. Mardikian                    4             None.
Age: 54

Leo T. McCarthy                      4             Trustee, Parnassus Fund (1)
Age: 71                                            (December 1997-present); Director,
                                                   Linear Technology Corporation, a
                                                   manufacturing company
                                                   (July 1994-present).

Donald O'Connor                      4             Trustee of the Advisors Series
Age: 65                                            Trust (15) (1997-present);
                                                   Trustee, The  Parnassus Income
                                                   Trust (3) and the Parnassus Fund
                                                   (1) (1998-present).

________________________

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:
---------------------



                           Position(s)    Term of Office
                           -----------    --------------
                            Held with     and Length of   Principal Occupation(s)
                            ---------     -------------   -----------------------
Name, Address, and Age*       Fund        Time Served**   During Past Five Years
----------------------        ----        -------------   ----------------------
J. Alan Reid, Jr. ****     President,     Since 2001      President of Forward Management, LLC, an
Age: 39                     Director                      investment adviser ("Forward Management,"
                                                          formerly known as Webster Investment Management
                                                          Co., LLC) (April 2001-present), Internet
                                                          Brokerage Manager, Morgan Stanley Online, a
                                                          financial services company (1999-2001); Executive
                                                          Vice President and Treasurer, Webster Investment
                                                          Management Co., LLC (1998-1999); Vice President,
                                                          Regional Director, Investment Consulting Services,
                                                          Morgan Stanley, Dean Witter, Discover & Co., a
                                                          financial services company (July 1992-February
                                                          1998); Vice President, Regional Director,
                                                          Investment Consulting Services, Dean Witter, a
                                                          financial services company (May 1994-September
                                                          1997); Vice President, Director of Centerpoint,
                                                          a public health and welfare organization
                                                          (January 1997-present).

DeWitt F. Bowman*****        Director     Since 2000      Principal, Pension Investment Consulting, a
Age: 71                                                   consulting company (February 1994-present);
                                                          Interim Treasurer and Vice President for
                                                          Investments, Regents of the University of
                                                          California (October 2000-June 2001);
                                                          Treasurer of Pacific Pension Institute, a
                                                          non-profit education organization (February
                                                          1994-present); Assistant Treasurer of Edgewood
                                                          Center for Children and Families, a non-profit
                                                          care center (March 1994-present). He serves
                                                          as a director of the Episcopal Diocese of
                                                          California, a non-profit religious organization
                                                          (June 1964-present) and REEF America REIT, Inc.
                                                          (May 1994-present) and as a trustee of the Pacific
                                                          Gas and Electric Nuclear Decommissioning Trust
                                                          Fund, a decommissioning trust (May 1994-present)
                                                          and the PCG Private Equity Fund, a private
                                                          equity fund of funds (May 1998-present).

                                 Number of Funds in
                                 ------------------
                                    Fund Complex        Other Directorships Held by
                                    ------------        ---------------------------
                                    Overseen by                 Director***
                                    -----------                 -----------
Name, Address, and Age*             Director***
----------------------              -----------
J. Alan Reid,Jr.****                    4               None.
Age 39
                                                        Serves as director or trustee of the Wilshire
DeWitt F. Bowman*****                   4               Target Funds Inc. (5), Brandes Institutional
Age: 71                                                 International Fund (1) (May 1995-present) and
                                                        Dresdner RCM Global Funds, Inc. (S)(12), a
                                                        mutual fund complex (December 1995-present).

_____________________________

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

**** Mr. Reid is considered an interested director because he acts as President of the Adviser and holds other positions with an affiliate of the Fund.

***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to the Fund in the future.

OFFICERS:
--------


                                                                                                           Number of
                                                                                                           ---------
                                                                                                          Portfolios
                                                                                                          ----------
                                                                                                           in Fund         Other
                                                                                                           -------         -----
                         Position(s)  Term of Office                                                       Complex     Directorships
                         -----------  --------------                                                       -------     -------------
                         Held with    and Length of                                                       Overseen        Held by
                         ---------    -------------                                                       --------        -------
Name, Address, and Age     Fund        Time Served*  Principal Occupation(s) During Past Five Years      by Director     Director
----------------------     ----        -----------   ----------------------------------------------      -----------     --------
John P. McGowan          Treasurer     Since 1999    Senior Vice President and Chief Operating Officer,
433 California Street                                Forward Management, LLC (June 1999 - present);           N/A           N/A
Suite 1010                                           Vice President, Client Services, First Data
San Francisco, CA 94104                              Investor Services Group, a mutual fund
Age: 36                                              administrator (June 1998-May 1999); Assistant
                                                     Vice President, Trust and
                                                     Investment Services Division, M & T Bank, an
                                                     investment adviser (1992-1998).

Linda J. Hoard           Secretary     Since 2001    Vice President at PFPC Inc. since 1998; Attorney         N/A           N/A
4400 Computer Drive                                  Consultant for Fidelity Management & Research, a
Westborough, MA 01581                                financial service company; Investors Bank & Trust
Age: 54                                              Company, a financial service provider and First
                                                     Data Investor Services Group, Inc., a mutual fund
                                                     administrator (1994-1998).


_______________________________

* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

         The Board of Directors has established three standing committees in connections with their governance of the Funds: Audit, Nominating and Pricing Committees.

         The Audit Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2001, the Audit Committee convened three times.

         The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2001, the Nominating Committee did not convene.


         The Pricing Committee consists of six members: Messrs. Bowman and McGowan as well as Messrs. Gregory Lai (for Forward Gazarelli U.S. Equity Fund pricing issues), David Lemanski (for Forward Hansberger International Growth Fund pricing issues), Stephen Cullen (for Forward Hoover Small Cap Equity Fund pricing issues), and Richard Imperiale (for Forward Uniplan Real Estate Investment Fund pricing issues). The Pricing Committee, in conjunction with the Adviser and Sub-Advisers, is responsible for determining the fair value and market value of the Funds' securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2001, the Pricing Committee convened once.

Effective January 1, 2000, the Funds pay each Director who is not an affiliated person (as defined under the 1940 Act) an annual fee of $12,000 (Directors receive $3,000 per regular meeting and $1,500 for each special meeting attended in person, and receive half that amount if they participate by telephone). Officers of the Funds and Directors who are affiliated persons of the Funds, Adviser or Sub-Advisers do not receive any compensation from the Funds or any other funds managed by the Investment Adviser or Sub-Advisers. As of April 8, 2002, the Officers and Directors owned less than 1% of the outstanding shares of the Funds.

                       Information as of December 31, 2001
                       -----------------------------------

                                                                                             Aggregate Dollar Range of
                                                                                              Equity Securities in All
                                                                                                Registered Investment
                                                                                                Companies Overseen by
                                                                    Dollar Range of Equity      Director in Family of
Name of Director                                Fund                  Securities in Fund         Investment Companies
----------------                                ----                  ------------------                    ---------
NON-INTERESTED DIRECTORS:

        Haig G. Mardikian       Forward Garzarelli U.S. Equity
                                Fund                                      C                              C
                                Forward Hansberger International
                                Growth Fund                               B
                                Forward Hoover Small Cap Equity
                                Fund                                      B
                                Forward Uniplan Real Estate
                                Investment Fund                           B

        Leo T. McCarthy         Forward Garzarelli U.S. Equity
                                Fund                                      A                              C
                                Forward Hansberger International
                                Growth Fund                               A
                                Forward Hoover Small Cap Equity
                                Fund                                      C
                                Forward Uniplan Real Estate
                                Investment Fund                           A

        Donald O'Connor         Forward Garzarelli U.S. Equity
                                Fund                                      A                              A
                                Forward Hansberger International
                                Growth Fund                               A
                                Forward Hoover Small Cap Equity
                                Fund                                      A
                                Forward Uniplan Real Estate
                                Investment Fund                           A

INTERESTED DIRECTORS:

        J. Alan Reid, Jr.       Forward Garzarelli U.S. Equity
                                Fund                                      C                              E
                                Forward Hansberger International
                                Growth Fund                               C
                                Forward Hoover Small Cap Equity
                                Fund                                      E
                                Forward Uniplan Real Estate
                                Investment Fund                           C

        DeWitt F. Bowman        Forward Garzarelli U.S. Equity
                                Fund                                      A                              A
                                Forward Hansberger International
                                Growth Fund                               A
                                Forward Hoover Small Cap Equity
                                Fund                                      A
                                Forward Uniplan Real Estate
                                Investment Fund                           A


          *    Key to Dollar Ranges
               --------------------
          A.   None
          B.   $1 - $10,000
          C.   $10,001 - $50,000
          D.   $50,001 - $100,000
          E.   Over $100,000

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisers (as defined on page 10), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2001

                                                          Pension or
                                    Aggregate        Retirement Benefits     Estimated Annual     Total Compensation
                                Compensation From     Accrued As Part of      Benefits Upon       From Fund and Fund
Name and Position                   the Funds          Funds' Expenses          Retirement             Complex
----------------------------------------------------------------------------------------------------------------------
J. Alan Reid, Jr.                    $     0                  $0                    $0                 $     0
   Director*/1/
DeWitt Bowman,                       $12,750                  $0                    $0                 $12,750
   Director*
Haig G. Mardikian,                   $12,750                  $0                    $0                 $12,750
   Director
Leo T. McCarthy,                     $12,750                  $0                    $0                 $12,750
   Director
Donald O'Connor,                     $12,750                  $0                    $0                 $12,750
   Director
Ronald Pelosi,                       $     0                  $0                    $0                 $     0
   Director*/2/

_______
 *  Interested
/1/ Appointed April 2001
/2/ Resigned April 2001

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisers. Forward Management Company, LLC ("Forward Management" or the "Investment Adviser"), formerly known as Webster Investment Management LLC, serves as the Investment Adviser to each Fund. Forward Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each Sub-Adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, Suite 1010, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Adviser because it serves as an administrative service company to Broderick and its subsidiaries.

Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisers for all of the Funds. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients. Daily investment decisions are made by the Sub-Adviser to each Fund, whose investment experience is described below. (Forward Management and the Sub-Advisers are collectively referred to herein as "Investment Advisers," "Advisers" or "Sub-Advisers").

The Forward Garzarelli U.S. Equity Fund. Forward Management has engaged the services of Garzarelli Investment Management, LLC ("Garzarelli") to act as Sub-Adviser for the Forward Garzarelli U.S. Equity Fund. Garzarelli is a registered investment adviser under the Advisers Act. Forward Management owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc. Garzarelli is located at

18191 Von Karman Ave., Suite 420, Irvine, California 92612. As of December 31, 2001, Garzarelli served as investment adviser to six private accounts with combined assets of $1.3 million.

Prior to January, 2002, the Forward Garzarelli U.S. Equity Fund was known as the Garzarelli U.S. Equity Fund. In addition, prior to March, 2000, the Fund was known as the U.S. Equity Fund and its sub-adviser was Barclays Global Fund Advisors.

The Forward Hansberger International Growth Fund. Forward Management has engaged the services of Hansberger Global Investors, Inc. ("HGI") to act as Sub-Adviser for The Forward Hansberger International Growth Fund. HGI, a registered investment adviser under the Advisers Act, is located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. As of December 31, 2001, HGI and its subsidiaries served as investment adviser or investment sub-adviser to ten U.S. and foreign investment companies and 25 private accounts with combined assets of approximately $2.8 billion. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Mr. Thomas L. Hansberger owns more than 50% of the authorized and issued shares of Hansberger Group. Forward Management owns 3.61 % of the common stock of Hansberger Group, Inc.

Prior to January, 2002, the Forward Hansberger International Growth Fund was known as the Hansberger International Growth Fund. In addition, prior to March, 2000, the Fund was known as the International Equity Fund and its sub-adviser was Templeton Investment Counsel, Inc.

The Forward Hoover Small Cap Equity Fund. Forward Management has engaged the services of Hoover Investment Management Co., LLC ("Hoover") to manage the Forward Hoover Small Cap Equity Fund's assets on a day to day basis. Hoover is a registered investment adviser under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2001, Hoover served as an investment adviser or investment subadviser to 28 separate accounts with assets of $653 million under management. Hoover focuses in the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover and owns 80% of the firm. Forward Management, which provides sales, marketing and client service support to the firm, owns the remaining 20% of Hoover.

The Forward Uniplan Real Estate Investment Fund. Forward Management has engaged the services of Uniplan Real Estate Advisors, Inc. ("Uniplan") to act as Sub-Adviser for the Forward Uniplan Real Estate Investment Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located at 8112 W. Blue Mound Road, Suite 101, Milwaukee, Wisconsin 53213-3356. Uniplan and its affiliates had approximately $300 million in assets under management as of December 31, 2001. Forward Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Mr. Richard Imperiale is the portfolio manager for the Forward Uniplan Real Estate Investment Fund. He is the President, founder and controlling person of Uniplan.

Investment Management and Subadvisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Forward Garzarelli U.S. Equity Fund*                        0.80% up to $100 million
                                                            0.725% over $100 up to $500 million
                                                            0.65% over $500 million

Forward Hansberger International Growth Fund*               0.85% up $50 million
                                                            0.75% over $50 million up to $100 million
                                                            0.65% over $100 million up to $250 million
                                                            0.60% over $250 million up to $500 million
                                                            0.55% over $500 million

Forward Hoover Small Cap Equity Fund                        1.05%

Forward Uniplan Real Estate Investment Fund                 0.85% up to $100 million
                                                            0.80% over $100 up to $500 million
                                                            0.70% over $500 million

Neither the Investment Adviser nor the Sub-Advisers are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Adviser by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:

                                                    Gross Advisory        Fees Waived by       Net Advisory Fees
                                                     Fees paid by            Forward                 Paid
                                                         Fund               Management
Fiscal Year Ended December 31, 2001
Forward Garzarelli U.S. Equity Fund                    $  216,251            $ 109,507              $106,744
Forward Hansberger International Growth Fund           $  170,272            $ 158,418              $ 11,854
Forward Hoover Small Cap Equity Fund                   $1,110,196            $ 357,121              $753,075
Forward Uniplan Real Estate Investment Fund            $  119,043            $  85,096              $ 33,947

Fiscal Year Ended December 31, 2000
Forward Garzarelli U.S. Equity Fund*                   $  249,328            $ 102,206              $147,122
Forward Hansberger International Growth Fund*          $  186,576            $ 105,141              $ 81,435
Forward Hoover Small Cap Equity Fund                   $  767,575            $ 258,623              $508,952
Forward Uniplan Real Estate Investment Fund            $  101,990            $  97,048              $  4,942

Fiscal Year Ended December 31, 1999
Forward Garzarelli U.S. Equity Fund*                   $  232,611            $  21,615              $210,996
Forward Hansberger International Growth Fund*          $  224,592            $ 163,571              $ 61,021

_______________________

* Prior to March, 2000, Barclays Global Fund Advisors served as Sub-Adviser to the U.S. Equity Fund (currently the Forward Garzarelli U.S. Equity Fund) and Templeton Investment Counsel, Inc. served as Sub-Adviser to International Equity Fund (currently the Forward Hansberger International Growth Fund) and received payments under the Subadvisory Agreements. Prior to March 2000, Barclays Global Fund advisors was paid an annual sub-advisory fee by Webster of 0.375% on the first $100 million of average net assets, 0.30% on the next $400 million of average net assets and 0.25% on average net assets over $500 million. Templeton Investment Counsel, Inc. was paid an annual sub-advisory fee by Webster of 0.70 % on the first $25 million of average net assets, 0.55% on the next $25 million of average net assets, 0.50% on the next $50 million of average net assets, 0.40% on the next $150 million of average net assets, 0.35% on the next $250 million of average net assets and 0.30% on average net assets over $500 million.

Forward Hoover Small Cap Equity Fund                     $480,061              $249,280             $230,781
Forward Uniplan Real Estate Investment Fund/1/           $ 30,008              $ 66,901             ($36,893)

__________________________________
/1/ Inception date: 5/10/99


For the services provided pursuant to their Subadvisory Agreements with Forward Management, each Sub-Adviser receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:

Forward Garzarelli U.S. Equity Fund                  0.55% up to $100 million
                                                     0.475% over $100 up to $500 million
                                                     0.40% on assets over $500 million

Forward Hansberger International Growth Fund         0.50%

Forward Hoover Small Cap Equity Fund*                0.70%

Forward Uniplan Real Estate Investment Fund          0.60% up to $100 million
                                                     0.55% over $100 up to $500 million
                                                     0.45% on assets over $500 million

The following table describes the sub-advisory fees paid to each Sub-Adviser by Forward Management for the last three fiscal years:

                                                                                Fiscal      Fiscal       Fiscal
                                                                                 Year        Year         Year
                                                                                Ended       Ended        Ended
Sub-Adviser                               Fund                                 12/31/99    12/31/00     12/31/01
Garzarelli Investment                     Forward Garzarelli U.S. Equity       $139,663    $167,853     $148,673
   Management, LLC*                       Fund

Hansberger Global  Investors,             Forward Hansberger International     $165,516    $129,455     $100,752
   Inc.*                                  Growth Fund

Hoover Investment Management Co.,         Forward Hoover Small Cap Equity      $365,684    $584,819     $845,864
   LLC                                    Fund

Uniplan Real Estate Advisors, Inc.        Forward Uniplan Real Estate          $ 22,567    $ 72,680     $ 84,030
                                          Investment Fund/1/

_______________________________________________________________________
* Prior to March 2000, these fees were paid to a different sub-adviser.

/1/ Inception date: 5/10/99

In its most recent approval of continuation of the Company's Investment Management Agreement and Subadvisory Agreements (the "Agreements"), the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to continue each Agreement, the Directors considered the fees and expenses paid by the Funds

______________________________

* Prior to January 1, 2002, the annual rate was: 0.80% up to $500 million and 0.70% on assets over $500 million. Effective January 1, 2002, the annual rate will be: 0.70% on all assets and effective January 1, 2003, the annual rate will be: 0.70% up to $100 million and 0.65% on assets over $100 million.

and by comparable funds, the costs of providing these services, and the profitability of Forward Management and the Sub-Advisers due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Directors also considered the relationships among Forward Management, the Sub-Advisers, and their affiliates, including any collateral benefits received by Forward Management, the Sub-Advisers and their affiliates due to their relationships with the Funds. The Directors also considered the representations of Forward Management and the Sub-Advisers concerning staffing, capabilities and methodologies applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the investment advisory fees payable to Forward Management and the Sub-Advisers under the Agreements are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Agreements for one year.

Each Investment Management or Subadvisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Adviser. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As described in the Prospectus, the Adviser has agreed to limit the total expenses of each Fund (exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses) to an annual rate of 1.99% for each Fund. Pursuant to these agreements, each Fund will reimburse the Adviser for any fee waivers or expense reimbursements made by the Adviser, provided that any such reimbursements made by a Fund to the Adviser will not cause the Fund's expense limitation to exceed the amounts set forth above and the reimbursement is made within three years following the year in which the expense was incurred.

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated January 2, 2001 (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The shares of the Funds are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, Forward Management, the Sub-Advisers and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services and Transfer Agent. PFPC Inc. (formerly First Data Investors Services Group, Inc.) (hereinafter "PFPC," "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.20% up to and including the first $500 million in assets, 0.17% for assets between $500 million and $1 billion and 0.125% for all assets over $1 billion. In addition, the Funds pay PFPC certain accounting fees and other expenses. The Administration Agreement between the Funds and PFPC has an initial term of five years and will renew automatically for successive two-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has a term of five years and automatically renews for successive two-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 5184, Westborough, Massachusetts 01581-5184.

For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Funds paid PFPC $329,304, 276,742 and 217,634, respectively, for its Administration services.

Garzarelli Investment Management, LLC, sub-adviser to the Forward Garzarelli U.S. Equity Fund, has hired Forward Management to perform certain administrative services that Garzarelli would otherwise be required to perform under its subadvisory agreement with Forward Management. These services include assistance with certain recordkeeping and reporting requirements, as well as assistance with certain other regulatory and administrative matters. As compensation for these services, Garzarelli Investment Management, LLC pays Forward Management a fee at an annual rate of 0.15% of the average daily net assets of the Fund.

Other Service Providers

Each Fund pays all expenses not assumed by Forward Management, the Sub-Advisers or the Administrator. Expenses paid by the Funds include: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds.

Shareholder Service and Distribution Plans. Each Fund has a Shareholder Service Plan and Distribution Plan applicable to shares of the Funds (collectively, "Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of shares in amounts not to exceed 0.10% under the Shareholder Service Plan (except for Institutional shares of the Forward Hoover Small Cap Equity Fund, which are not subject to the Shareholder Service Plan) and 0.25% under the Distribution Plan (except for Institutional shares of the Forward Hoover Small Cap Equity Fund which are not subject to the Distribution Plan) of the average daily net assets of the shares of each Fund.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to participating organizations for both distribution and shareholder servicing of shares that are registered in the name of that participating organization as nominee or held in a shareholder account that designates that participating organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Funds, including payments to participating organizations for selling shares of the Funds and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plan.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Service Plans of the Funds that would materially increase the expenses paid by the Funds requires shareholder approval; otherwise, the Shareholder Service Plans may be amended by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Service Plans or in any agreements related to it, by a vote cast in person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.

For the fiscal year ended December 31, 2001, the following amounts were paid under the Distribution Plan:


-----------------------------------------------------------------------------------------------------------------
                                                                                        Forward
                                                    Forward                          Uniplan Real
                                   Forward         Hansberger          Forward          Estate
                               Garzarelli U.S.    International   Hoover Small Cap    Investment
                                 Equity Fund       Growth Fund       Equity Fund         Fund           Total
-----------------------------------------------------------------------------------------------------------------
Advertising                        $ 1,033           $   843          $    763          $   884        $  3,523
Printing and Mailing of            $ 8,713           $ 7,386          $ 30,043          $ 6,410        $ 52,552
Prospectuses (other than to
current shareholders)
Compensation to Underwriters       $    27           $    33          $    135          $    18        $    213
Compensation to                    $27,032           $27,544          $153,239          $18,340        $226,155
Broker-Dealers
Total                              $36,805           $35,806          $184,180          $25,652        $282,443


Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each of the Funds may be changed by the Company's Directors. Without a vote of the holders of a majority of outstanding shares of a Fund, there can be no assurance that the investment objective of the Funds will be achieved.

The investment policy of each of the Forward Garzarelli U.S. Equity Fund, the Forward Hoover Small Cap Equity Fund and the Forward Uniplan Real Estate Investment Fund, relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the Securities and Exchange Commission (the "SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.


Investment Policies

The Forward Garzarelli U.S. Equity Fund. The Forward Garzarelli U.S. Equity Fund will seek its investment objective by investing at least 80% of its assets in equity securities of companies located in the United States.

The Forward Hansberger International Growth Fund. The Forward Hansberger International Growth Fund will seek its investment objective by investing at least 65% of its assets in equity securities of companies located outside the United States.

The Forward Hoover Small Cap Equity Fund. The Forward Hoover Small Cap Equity Fund will invest at least 80% of its assets in the equity securities of small capitalization companies. The Fund currently intends that the market capitalization of these companies at the time of purchase shall be no larger than $1.5 billion. The Forward Hoover Small Cap Equity Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.


The Forward Hoover Small Cap Equity Fund may invest up to 5% of its assets in securities of emerging markets. The Sub-Adviser has broad discretion to identify and invest in countries it considers to qualify as emerging markets' securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

Debt securities held by the Forward Hoover Small Cap Equity Fund may include securities rated in any rating category by a Nationally Recognized Securities Rating Organization ("NRSRO") or that are unrated. As a result, the Forward Hoover Small Cap Equity Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated at least Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the Sub-Adviser. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances. High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Forward Hoover Small Cap Equity Fund will invest in debt securities rated at least Ba or B by Moody's or BB or B by Standard & Poor's or, if unrated, determined by the Sub-Adviser to be of the same quality. The Forward Hoover Small Cap Equity Fund will limit its investment in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 10% of the Fund's assets.

Securities purchased by the Forward Hoover Small Cap Equity Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Forward Hoover Small Cap Equity Fund will not invest 25% or more of its assets in securities issued by companies in any one industry.

The Forward Uniplan Real Estate Investment Fund. The Forward Uniplan Real Estate Investment Fund invests in real estate securities. For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than real estate investment trusts ("REITs"), most real estate companies do not pay dividends at a meaningful level. The Fund's sub-adviser expects that the Fund's investment in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole.

Prior to selecting specific investments for the Fund, the Fund's Sub-Adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's Sub-Adviser compiles a profile of supply and demand factors including: (1) vacancy rates by property type;

(2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. The Fund's Sub-Adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's Sub-Adviser then proceeds to select investments that attempt to take advantage of those factors.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry, except that the Forward Uniplan Real Estate Investment Fund will invest over 25% of its assets in the real estate industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to all of the Funds.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund may accordingly be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Adviser to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a

Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Convertible Securities

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisers.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisers. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Derivative Instruments

The Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Adviser in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Adviser to correctly forecast interest rates and other economic factors. If a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisers in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser or Sub-Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Funds may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Adviser or Sub-Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Adviser's or Sub-Advisers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"). With respect to positions in financial futures and related options that do not qualify as "bona fide hedging," a Fund will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Adviser, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Funds may invest in illiquid or restricted securities if the Investment Adviser or Sub-Adviser believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at aproximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Adviser has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisers will take into account such changes in deciding whether to hold or sell a security, a Sub-Adviser is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Adviser or Sub-Advisers. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Depositary Receipts

The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward Hansberger International Growth Fund may purchase securities in any foreign country, developed or developing. Potential investors in The Forward Hansberger International Growth Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Adviser, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Certificates of Deposit and Time Deposits

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Portfolio Turnover

The Forward Hoover Small Cap Equity Fund portfolio turnover rate is expected to be less than 200% under normal market conditions. The Forward Garzarelli U.S. Equity and Forward Hansberger International Growth Fund's portfolio turnover rate is expected to be less than 100% under normal market conditions. Portfolio turnover rates for the Forward Uniplan Real Estate Investment Fund should be less than 50%.

For the Forward Hansberger International Growth Fund the portfolio turnover rates were 64% and 167% for the fiscal years ended December 31, 2001 and 2000, respectively. The primary reason for the significant variation in portfolio turnover for the Forward Hansberger International Growth Fund was that, in 2000, HGI replaced Templeton Investment Counsel, Inc. as sub-adviser to this fund and subsequently repositioned the portfolio creating an unusually high level of turnover. This event was not repeated in 2001 and, consequently, portfolio turnover declined to a level more typically associated with HGI's style of management. At this time, HGI does not anticipate any significant variation in the future.

                             PORTFOLIO TRANSACTIONS

The Investment Adviser and Sub-Advisers (the "Adviser" or "Advisers") are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Adviser determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Advisers, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Advisers may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, an Adviser may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Adviser. In negotiating commissions with a broker, the Adviser may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Adviser in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Advisers. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Advisers' other clients in a manner deemed fair and reasonable by the Adviser. There is no specified formula for allocating such transactions. The Funds did not pay any commissions to brokers who were affiliated with the Funds, the Adviser or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.

                                                 FiscalYear     Fiscal Year    Fiscal Year
                                                   Ended           Ended          Ended
                                                  12/31/01        12/31/00       12/31/99
Forward Garzarelli U.S. Equity Fund               $ 80,908        $ 95,442       $21,756
Forward Hansberger International Growth Fund      $ 42,102        $ 94,496       $31,254
Forward Hoover Small Cap Equity Fund              $394,483        $286,872       $37,751
Forward Uniplan Real Estate Investment Fund       $  9,910        $ 30,292       $ 9,554

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Adviser. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except retirement accounts.

The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 60 days of purchase. If you redeem your shares by mail, there is a $1.00 charge. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:

         (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous sixty (60) days.
         (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.
         (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30-day period.
         (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000. (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 business days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds, Inc. reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

Each of the Funds imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days or less after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates will generally be obtained on a consistent basis at the London Exchange close (approximately 12:00 noon Eastern
Time). The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Adviser and/or Sub-Advisers using methodologies approved by the Board of Directors.

The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("Simple IRAs"), which employers may establish on behalf of their employees are also available. Full details on the IRA and Simple IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash. Shareholders who elect to receive cash dividends will pay a $10.00 annual account administration fee, which is deducted out of dividends.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the Net Asset Value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 30% (in 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was substantially disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30/th/ day after the close of the taxable year, if certain conditions are met.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments. A Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Adviser does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal holding company. Based upon their current shareholders, it appears that certain of the Funds will be considered to be personal holding companies (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at the highest individual income tax rate under the Code. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include transactions in foreign currency denominated debt instruments, foreign currency denominated payables and receivables, foreign currencies and foreign currency forward contracts. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any other gain or loss on the underlying transaction (subject to certain netting rules) and, absent an election that may be available in some cases, generally is taxable as ordinary gain or loss. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. Mark to market and other tax rules applicable to certain currency forward contracts may affect the amount, timing and character of a Fund's income, gain or loss and hence of its distributions to shareholders. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Funds elected to defer capital losses and currency losses occurring between November 1, 2001 and December 31, 2001 as follows:

------------------------------------------------------------------------------------------------
                                                     Capital Losses       Currency Losses

------------------------------------------------------------------------------------------------
Forward Garzarelli U.S. Equity Fund                      $  6,070                 __
------------------------------------------------------------------------------------------------
Forward Hansberger International Growth Fund             $788,881             $7,073
------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund                           __                 __
------------------------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund                    __                 __
------------------------------------------------------------------------------------------------


Such losses will be treated as arising on the first day of the year ending December 31, 2002.

At December 31, 2001 the following Funds had available for Federal income tax purposes unused capital losses as follows:


--------------------------------------------------------------------------------------------------------------------------
                                               Expiring in 2006   Expiring in 2007   Expiring in 2008   Expiring in 2009
--------------------------------------------------------------------------------------------------------------------------

Forward Garzarelli U.S. Equity Fund                ____               _____                  ____           $2,317,730
--------------------------------------------------------------------------------------------------------------------------
Forward Hansberger International Growth Fund   $304,243             $43,416            $1,297,970           $2,884,919
--------------------------------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund               ____                ____                  ____           $5,507,163
--------------------------------------------------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund        ____                ____                  ____                 ____
--------------------------------------------------------------------------------------------------------------------------

Provided that it qualifies as a regulated investment company, a Fund will not be liable for Massachusetts income taxes or franchise taxes.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A 4% nondeductible excise tax is imposed under the Code on regulated investment companies that fail to currently distribute for each calendar year specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) earned in specified periods. Each Fund expects that it generally will make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income for each calendar year to avoid liability for this excise tax.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)/n/ = ERV

Where:            P=       a hypothetical initial payment of $1,000,
                  T=       the average annual total return,
                  n =      the number of years, and
                  ERV =    the ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1, 5 and 10 year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T)/n/ = ATV\D\

Where:            P =      a hypothetical initial payment of $1, 000,
                  T =      average annual total return (after taxes on
                           distributions),
                  n =      number of years, and
             ATV\D\ =      the ending value of a hypothetical $1,000 payment
                           made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods
                           (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T)/n/ = ATV\DR\

Where:            P =      a hypothetical initial payment of $1,000,
                  T =      average annual total return (after taxes on
                           distributions and redemption),
                  n =      number of years, and
            ATV\DR\ =      the ending value of a hypothetical $1,000 payment
                           made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10 year periods
                           (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).


                                          Average Annual Total Returns
                                       For periods ended December 31, 2001

                                                                                                     Since
                                                                              One Year               Inception
                                                                             -----------------------------------

Forward Garzarelli U.S. Equity Fund (Inception 10/1/98)                       (13.71)%                5.75 %
Forward Hansberger International Growth Fund (Inception 10/1/98)              (20.94)%               (0.63)%
Forward Hoover Small Cap Equity Fund (Inception 10/1/98)                        4.27 %               13.27 %
Forward Uniplan Real Estate Investement Fund (Inception 5/10/99)               11.31 %               10.63 %


                                       Average Annual Total Returns - After
                                             Taxes on Distributions
                                       For periods ended December 31, 2001

                                                                                                     Since
                                                                              One Year               Inception
                                                                             ------------------------------------
Forward Garzarelli U.S. Equity Fund (Inception 10/1/98)                       (13.71)%                4.39 %
Forward Hansberger International Growth Fund (Inception 10/1/98)              (20.94)%               (0.84)%
Forward Hoover Small Cap Equity Fund (Inception 10/1/98)                        4.14 %               13.16 %
Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                 8.73 %                8.37 %


                                     Average Annual Total Returns - After
                                    Taxes on Distributions and Redemptions
                                      For periods ended December 31, 2001

                                                                                                     Since
                                                                              One Year               Inception
                                                                             ------------------------------------
Forward Garzarelli U.S. Equity Fund (Inception 10/1/98)                        (8.35)%                4.33 %
Forward Hansberger International Growth Fund (Inception 10/1/98)              (12.75)%               (0.58)%
Forward Hoover Small Cap Equity Fund (Inception 10/1/98)                        2.72 %               10.88 %
Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                 6.86 %                7.36 %

Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

--------------------------------------------------------------------------------
                          [GRAPHIC APPEARS HERE]
--------------------------------------------------------------------------------
Where:        a =      dividends and interest earned during the period,
              b =      expenses accrued for the period (net of reimbursements),
              c =      the average daily number of shares outstanding during the
                       period that were entitled to receive dividends, and
              d =      the maximum offering price per share on the last day of
                       the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall
-------------  ------  -------  ----------------------  -----     --------
Street Journal. If the Funds compare their performance to other funds or to
--------------
relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisers, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisers, or the individuals employed by the Sub-Advisers who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the four Funds described in the Prospectus and this SAI. Each Fund, except for the Forward Hoover Small Cap Equity Fund which offers two classes of shares, currently offers one class of shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each Share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Control Persons and Principal Holders of Securities

Forward Garzarelli U.S. Equity Fund

The following entities owned more than 25% of voting securities of the Fund as of April 8, 2002:

          Name and Address                                         Percentage
          ----------------                                         ----------
          Sutton Place Associates LLC                              96.10%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111


Forward Hansberger International Growth Fund
The following entities owned more than 25% of voting securities of the Fund as of April 8, 2002:

          Name and Address                                         Percentage
          ----------------                                         ----------
          Sutton Place Associates LLC                              96.12%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

Forward Hoover Small Cap Equity Fund
The following entities owned more than 25% of voting securities of the Fund as of April 8, 2002:

          Name and Address                                         Percentage
          ----------------                                         ----------
          Charles Schwab & Company Inc.                            42.30 %
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122

In addition, the following persons owned of record or beneficially, as of April 8, 2002, 5% or greater of any class of the Fund's outstanding equity securities:

          Name and Address                                    Percentage
          ----------------                                    ----------

          Sutton Place Associates LLC                         23.20%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

          MUIR & CO                                           21.50%
          c/o Frost National Bank
          P.O. Box 2479
          San Antonio, TX 78298-2479

Forward Uniplan Real Estate Investment Fund
The following entities owned more than 25% of voting securities of the Fund as of April 8, 2002:

          Name and Address                                     Percentage
          ----------------                                     ----------
          Sutton Place Associates LLC                          97.64%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

An individual shareholder is a control person of each of the Funds due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Funds.

As of April 8, 2002, Sutton Place held of record substantially all of the outstanding shares of each of the Funds except the Forward Hoover Small Cap Equity Fund. As a result, Sutton Place will be able to affect the outcome of matters presented for a vote of the Fund's shareholders.

Broderick Management LLC is a control person of the Funds' Adviser. Broderick Management LLC is wholly owned by an individual.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Accountants. PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent accountants for the Company.

                              FINANCIAL STATEMENTS

Unaudited financial statements relating to the Funds will be prepared semi-annually and distributed to shareholders. The financial statements of the Funds appearing in the Annual Report to Shareholders for those Funds for the year ended December 31, 2001 have been audited by PricewaterhouseCoopers, LLP, independent public accountants. Such financial statements are incorporated by reference to the Company's Annual Report as filed with the SEC on February 27, 2002.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds
---------------

         Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa":     Bonds that are rated "Aaa" are judged to be of the best quality. They
----- carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa":      Bonds that are rated "Aa" are judged to be of high-quality by all
---- standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A":       Bonds that are rated "A" possess many favorable investment attributes
--- and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa":     Bonds that are rated "Baa" are considered as medium grade
----- obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba":      Bonds that are rated "Ba" are judged to have speculative elements;
---- their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B":       Bonds that are rated "B" generally lack characteristics of desirable
--- investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa":     Bonds that are rated "Caa" are of poor standing. These issues may be
----- in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA":     Debt rated "AAA" has the highest rating assigned by S&P. Capacity to
-----      pay interest and repay principal is extremely strong.

"AA":      Debt rated "AA" has a very strong capacity to pay interest and repay
----       principal and differs from "AAA" issues by a small degree.

"A":       Debt rated "A" has a strong capacity to pay interest and repay
--- principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB":     Bonds rated "BBB" are regarded as having an adequate capacity to pay
 --- interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as
-------------------
           predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's:      The rating "Prime-1" is the highest commercial paper rating
-------       category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P:          Commercial paper ratings of S&P are current assessments of the
---           likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."